UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
ProLogis

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder Meeting to
be Held on May 20, 2009

PROLOGIS
ATTN: INVESTOR RELATIONS
4545 AIRPORT WAY
DENVER, CO 80239
Meeting Information
Meeting Type:        Annual
For holders as of: 03/23/09
Date: 05/20/09 Time: 10:30 a.m., Mountain Time

Location:	ProLogis World Headquarters 4545 Airport Way Denver, CO 80239
You are receiving this communication because you hold shares in the company named above, and the materials you should review before you cast your vote are now available.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The proxy statement and annual report to shareholders, which includes the Annual Report on Form 10-K, are available at www.proxyvote.com.
If you want to receive a paper or E-MAIL copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the following page on or before May 8, 2009 to facilitate timely delivery.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          ANNUAL REPORT/FORM 10-K COMBINED
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before May 8, 2009.
—— How To Vote ——
After reviewing the proxy materials, you can choose one of the following voting methods.

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

The 2009 annual meeting of shareholders of ProLogis will be held at ProLogis’ World Headquarters, 4545 Airport Way, Denver, Colorado 80239 on Wednesday, May 20, 2009, at 10:30 a.m., Mountain Time. Holders of record of ProLogis’ common shares at the close of business on March 23, 2009, are entitled to vote at the meeting and any adjournment or postponement of the meeting.

Proposals to be voted on at the meeting are listed below along with the Board of Trustees’ recommendations.

Voting Items
The Board of Trustees recommends a vote FOR the
Election of Trustees (Proposal 1).
1.	Election of Trustees:

Election of the following persons as Trustees

Nominees:

01) Stephen L. Feinberg	06) Walter C. Rakowich
02) George L. Fotiades	07) D. Michael Steuert
03) Christine N. Garvey	08) J. André Teixeira
04) Lawrence V. Jackson	09) William D. Zollars
05) Donald P. Jacobs	10) Andrea M. Zulberti
The Board of Trustees recommends a vote FOR Proposal 2.
2.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2009.
Shareholders may also vote on such other matters as may properly come before the meeting.

Admission Ticket
The 2009 annual meeting of shareholders of ProLogis will be held at ProLogis’ World Headquarters, 4545 Airport Way, Denver, Colorado 80239 on Wednesday, May 20, 2009, at 10:30 a.m., Mountain Time. Holders of record of ProLogis’ common shares at the close of business on March 23, 2009, are entitled to vote at the meeting and any adjournment or postponement of the meeting.
NOTE: This is not a proxy. To vote the shares you must vote online or request a set of printed proxy materials to receive a proxy card. If you wish to attend the meeting and vote in person, please bring this admission ticket and photo identification with you.
Please contact Investor Relations, ProLogis 4545 Airport Way, Denver, CO 80239, or call (800) 820-0181, if you need directions to the location of our annual meeting.